SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 21, 1999


                                   EVTC, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                        0-20986                     22-3005943
(State or other                  (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                    121 S. Norwood Drive, Hurst, Texas 76053
               (Address of principal executive office) (Zip Code)



       Registrant's telephone number, including area code: (817) 282-0022



                  550 James Street, Lakewood, New Jersey 08701
          (Former name or former address, if changed since last report)




Item 1.  Changes in Control of Registrant

         Not Applicable


Item 2.  Acquisition or Disposal of Assets

         Not Applicable


Item 3.  Bankruptcy or Receivership

         Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant

         Not Applicable


Item 5.  Other Events

         The Registrant and Colmen Capital Advisors, Inc. have terminated their agreement pursuant to which Colmen Capital Advisors, Inc. was providing certain services to the Registrant. James C. Hellauer has resigned as the Registrant's its President and Chief Executive Officer and has also resigned as a director of the Registrant. Peter Colella has also resigned from the Board of Directors of the Registrant. Both resignations were effective June 21, 1999. Georg Cannan, the Registrant's Chairman of the Board, will assume the responsibilities of President and Chief Executive Officer for the immediate future. Details are included in the Press Release attached hereto as an Exhibit.


Item 6.  Resignation of Registrant's Directors

         Not Applicable


Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired.

              Not Applicable



         (b)  Pro forma financial information

              Not Applicable


         (c)  Exhibits

              Press Release dated June 21, 1999



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                              EVTC, INC.



                                                 By:____________________________
                                                             David Keener
                                                         Chief Financial Officer


Dated: June 24, 1999

                                     EXHIBIT

                                  PRESS RELEASE

HURST, Texas - (BUSINESS WIRE) -- June 21, 1999 -- EVTC, Inc. t/a Environmental Technologies Corp. (Nasdaq/NMS:EVTC - news) today announced that it and Colmen Capital Advisors, Inc. ("Colmen") have reached an agreement on the termination of Colmen's contract with EVTC under which Colmen had been providing investment banking and consulting services.

Under the agreement, Mr. Pete Colella, Colmen's Managing Partner ,and Mrs. James Hellauer, its Executive Director, have resigned from EVTC's Board of Directors and Mr. Hellauer has resigned as the President and Chief Executive Officer of EVTC. These changes are effective immediately. George Cannan, EVTC's Chairman of the Board, will assume Mr. Hellauer's responsibilities as President and Chief Executive Officer for the immediate future.

EVTC, Inc. is engaged in the marketing and sale of refrigerants, refrigerant reclaiming services and the recycling of fluorescent light ballasts and lamps.

Except for the historical information contained herein, the matters discussed in the Release are forward-looking statements that involve risks and uncertainties. The forward-looking statements in this Release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Actual results may differ materially due to a variety of factors, including without limitation the market and the pricing for refrigerant products, weather conditions, operating costs, inventory risks due to shifts in market demand, the presence of competitors with greater resources, the Company's need to liquidity, and other risks detailed from time to time in the Company's reports filed with the Securities and Exchange Commission.


         CONTACT:          EVTC, Inc. t/a Environmental Technologies Corp.
                           David A.  Keener, Chief Financial Officer
                           (817) 282-0022 x233
                           dkeener@fullcircle-rrsi.com